Exhibit 99.1

January 2024 We Are the Optejet® Company Developing and commercializing ophthalmic drug - device therapeutics with Optecare Ρ services in large markets with high unmet needs EYEN - COM - V2 - 0021

Forward - looking Statements Except for historical information, all the statements, expectations and assumptions contained in this presentation are forwar d - l ooking statements. Forward - looking statements include, but are not limited to, statements that express our intentions, beliefs, expecta tions, strategies, predictions or any other statements relating to our future activities or other future events or conditions, inclu din g estimated market opportunities for our product candidates and platform technology. These statements are based on current expectations, est imates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of fut ure performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and re sul ts may, and in some cases are likely to, differ materially from what is expressed or forecasted in the forward - looking statements due to num erous factors discussed from time to time in documents which we file with the U.S. Securities and Exchange Commission. In addition, such statements could be affected by risks and uncertainties related to, among other things: risks of our clinic al trials, including, but not limited to, the costs, design, initiation and enrollment, timing, progress and results of such trials; the timing of, an d our ability to submit applications for, obtaining and maintaining regulatory approvals for our product candidates; the potential advantages of our product candidates and platform technology and the potential for approval of APP13007 ; the rate and degree of market acceptance and clinical utility of our product candidates; our estimates regarding the potential market opportunity for our product candidates; relia nce on third parties to develop and commercialize our product candidates; the risk of defects in, or returns of, our products; the ability of us and our partners to timely develop, implement and maintain manufacturing, commercialization and marketing capabilities and strategies fo r our product candidates; intellectual property risks; changes in legal, regulatory, legislative and geopolitical environments in t he markets in which we operate and the impact of these changes on our ability to obtain regulatory approval for our products; and our competitive po sition. Any forward - looking statements speak only as of the date on which they are made, and except as may be required under applicable securities laws, Eyenovia does not undertake any obligation to update any forward - looking statements. 2

Eyenovia (NASDAQ:EYEN) is the Optejet® Company



- Patented digital device platform technology
- Unique, class-leading drug products
- High-value product pipeline addressing areas of significant medical and market need
- Multi-faceted business model with revenue from direct sales and licensing agreements

Optejet® with microdose array print technology

- Designed to address issues with ease-of-use and dosing precision
- Delivers efficacy while improving tolerability and reducing side effects[1]
- Digital Optecare™ capabilities[2]



eyenovia

1. Wirta DL, Walters TR, Flynn WJ, Rathi S, Ianchulev T. Mydriasis with micro-array print touch-free tropicamide-phenylephrine fixed combination MIST: pooled randomized Phase III trials. Ther Deliv. 2021 Mar;12(3):201-214.
2. Optecare is Eyenovia's suite of digital compliance and adherence capabilities

3

Today's Eyedropper Bottle

Designed for manufacturing ease, not patient use

Over the past 125 years, changes in eyedropper design have done little to improve the usability of topical ophthalmic medications



1800's
Glass Pipette



1900's
Glass Pipette with Bulb and Separate Vial



Today
Integrated Bottle with Dropper Tip

In a recent survey conducted by J. Reckner and Associates, consumers reported that taking eye drops was among the most difficult ways to self-administer medication[1]

eyenovia

1. Survey conducted in January 2023 with 100 people (19 - 65+ Age Range, Mean Age = 51YO) who regularly take eye drop medications. Respondents were asked to rank common drug forms from easiest to most difficult to administer on a 0-10 scale (0 meaning no difficulty, 10 meaning extremely difficult). Of the 11 medication types ranked, eye drops were the third most difficult behind suppositories and eye ointments. The topical ointments were ranked the easiest to administer with an average score of 1.1, and suppositories ranked the most difficult with a score of 6.48. Eye drops received an average score of 4.6.

4

5 Introducing the Optejet ® Optejet® with replaceable drug cartridge Spray nozzle with 109 laser - drilled ports Shutter Activation button Ergonomic design Proprietary, pre - filled drug cartridge manufactured by Eyenovia Optejet is a drug - device combination product manufactured with a sterile - filled, replaceable drug cartridge and equipped with Optecare Œ (connected care) capabilities

6 Ergonomic Design to Improve Usability Horizontal delivery, push - button dosing and no protruding tip Eye Dropper Bottle administration requires head - tilting, squeezing, and reliance on gravity Eye Dropper Bottle tips can touch the patient’s eye surface and medication can drip down their face Optejet administration can be done horizontally with the push of a button Optejet has a recessed nozzle, protected by a shutter when not in use to prevent cross - contamination

7 Laboratory - Proven Cartridge Thoroughly Tested to Demonstrate Sterile Drug Delivery RESULTS: Using the 1x10 6 microbial growth challenge protocol, Optejet met the passing criteria. • All test units did not show growth for the 28 - day simulated use • All positive control units showed growth • All negative control units did not show growth Whitcomb, J. & Lam, P. (2023, October 11 - 14). Demonstration of Microbial Integrity for a Multi - Dose Ophthalmic Spray Drug Device. American Academy of Optometry, New Orleans, LA, United States.

8 The Optejet Delivers 80% Less Drug Volume Than Eye Droppers Sufficient for efficacy while improving benefits from reducing excessive exposure to both drugs and preservatives 1,2 1 Wirta D. et al, Presentation at 2019 ASCRS meeting | 2 Ianchulev T. et al, Therapeutic Delivery 2018 | 3 Hamrah , P. et al. Cytotoxicity Evaluation for BAK - preserved Latanoprost Delivered By Drop vs. Microdose Array Print Technology. ARVO 2023 poster. New Orleans, LA | 4 The impact of precision spray dosing of netarsudil 0.02% can be seen when compared to a single drop of the same drug. Improves Local Tolerability and Decreases Systemic Exposure 4 Minimizes Excessive Drug Exposure to Ocular Tissues 3 When tolerability is poor, patients are very likely to discontinue their medication or put pressure on the ophthalmologist to change their treatment 5 3 4

9 Optejet Digital Technology is Optecare Ρ The Optejet ® is capable of automatically tracking usage OPTECARE: Multiple Benefits for All Stakeholders PATIENT • Reminders to take medicine • Ability to track compliance progress • Opportunity for brand - specific encouragement • May be monetized through App subscription service PHYSICIAN • Ability for quicker action with more accurate data • Opportunity for billing: CPT Code (98980) for monthly check of compliance data PAYER • Cost savings: Less likely to have patient on second medication if compliance is the issue • Better outcomes: Compliance with drug therapy shown to slow disease progression 1 1 Shu YH et al. Topical Medication Adherence and Visual Field Progression in Open - angle Glaucoma. J Glaucoma 2021

10 Broad Intellectual Property Portfolio • Key claims covered with multiple patents – 16 US Patents Issued; 1 pending – 95 foreign issued; 32 pending – Many in effect beyond 2031 • Clinical data and regulatory approval adds another layer of IP

11 Spray nozzle with 109 laser - drilled ports Mist button Proprietary, pre - filled and replaceable drug cartridge containing tropicamide and phenylephrine Fill button Base Unit with rechargeable battery Cartridge Base Proprietary, pre - filled drug cartridge manufactured by Eyenovia MydCombi Ρ The First FDA - Approved Product with Optejet ® Technology

12 The Office - Based and Surgical Pupil Dilation Market $250 Million Opportunity 1 in the United States 1. $200M annual sales of pharmaceutical mydriatic products used during 108M office - based exams ($2 * 100M) + $50M of single bott le mydriatic agents used cataract replacement surgery ($12.5 x 4M) ● The leading pupil dilation drugs are tropicamide and phenylephrine, both used individually and together and delivered as eye drops ● There are approximately 108 million office - based dilations performed annually in the United States ● The current process suffers from a number of shortfalls: ○ - Multiple eyedrops are usually needed ○ - Patient discomfort and avoidance ○ - Time - consuming administration and slow recovery to “normal” ○ - Cross - contamination risk

13 First and only FDA approved ophthalmic spray for mydriasis • Two Phase 3 clinical trials evaluated the efficacy of MYDCOMBI for achievement of mydriasis. • MYDCOMBI was statistically superior to tropicamide administered alone and phenylephrine administered alone. • Nearly all (94%) subject eyes achieved clinically significant effect by achieving pupil diameter of ≥ 6 mm at 35 - minute post - dose compared to 78% of eyes administered tropicamide alone and 1.6% of eyes administered phenylephrine alone. • Clinically effective mydriasis was observed as quickly as 20 minutes. MydCombi Ρ MydCombi Tropicamide Phenylephrine Placebo

MydCombi™

Speed and simplicity with each spray

The only FDA approved fixed-dose combination of the leading pupil dilating drugs

Quickly achieves clinically necessary dilation and reliable time to resolution[1]

Well tolerated. In clinical studies 97% of patients reported zero side effects[1]

Online ordering will be available on EyenoviaRx.com

[1]**Indication: MYDCOMBI (tropicamide 1% and phenylephrine HCl 2.5%) ophthalmic spray is indicated to induce mydriasis for routine diagnostic procedures and in conditions where short term pupil dilation is desired. IMPORTANT SAFETY INFORMATION. CONTRAINDICATIONS:** Known hypersensitivity to any component of the formulation. **WARNINGS AND PRECAUTIONS.** FOR TOPICAL OPHTHALMIC USE. NOT FOR INJECTION. This preparation may cause CNS disturbances which may be dangerous in pediatric patients. The possibility of psychotic reaction and behavioral disturbance due to hypersensitivity to anticholinergic drugs should be considered. Mydriatics may produce a transient elevation of intraocular pressure. Significant elevations in blood pressure have been reported. Caution in patients with elevated blood pressure. Rebound miosis has been reported one day after installation. Remove contact lenses before using. **DRUG INTERACTIONS.** Atropine-like Drugs: May exaggerate the adrenergic pressor response. Cholinergic Agonists and Ophthalmic Cholinesterase Inhibitors: May interfere with the antihypertensive action of carbachol, pilocarpine, or ophthalmic cholinesterase inhibitors. Potent Inhalation Anesthetic Agents: May potentiate cardiovascular depressant effects of some inhalation anesthetic agents. **ADVERSE REACTIONS.** Most common ocular adverse reactions include transient blurred vision, reduced visual acuity, photophobia, superficial punctate keratitis, and mild eye discomfort. Increased intraocular pressure has been reported following the use of mydriatics. Systemic adverse reactions including dryness of the mouth, tachycardia, headache, allergic reactions, nausea, vomiting, pallor, central nervous system disturbances and muscle rigidity have been reported with the use of tropicamide. To report SUSPECTED ADVERSE REACTIONS, contact Eyenovia, Inc. At 1-833-393-6684 or FDA at 1-800-FDA-1088 (www.fda.gov/medwatch) www.mydcombi.com for FULL PRESCRIBING INFORMATION ernational Airport
TIME
DESTINATION
GATE
REMARK
10:46
MYDCOMBI
10
ON TIME
10:49
TROPICAMIDE
7
DELAYED
10:52
PHENYLEPHRINE
4
DELAYED
11:02
New York
12
CHECK IN
Take A New Route with MydCombi
An easy way to dilate patients with MydCombi's unique spray administration. Streamlining the dilation process may lead to better patient flow.
For more information, please visit mydcombi.com
MydCombi

1. Wirta DL, Walters TR, Flynn WJ, Rathi S, Ianchulev T. Mydriasis with micro-array print touch-free tropicamide-phenylephrine fixed combination MIST: pooled randomized Phase III trials. Ther Deliv. 2021 Mar;12(3):201-214.

eyenovia

14

15 Testimonials “My staff and the patients love the technology. MydCombi provides good dilation without the burning associated with in - office dilation.” Edward Rubinchik , MD SmartEyeCare - NY “MydCombi is a no brainer. Patients tolerated the medication better due to the Optejet device, and it saves our technicians work up time vs. using three eye drops.” Ed Yung, MD Pacific Eye Institute - CA “MydCombi is easier to use for patients with difficult eye anatomies than eye drops. There’s no chance of contamination as MydCombi doesn’t touch the patients' eyes.” Krystina Feliciano, Ophthalmic Tech New York Eye Surgery Center “Patients are dilating faster and get back to normal faster. It’s easy to use by my technicians.” Aleksandra Wianecka , OD Vision Source Signature Eyecare - NY “MydCombi has been a fantastic addition to our office in the age of streamlined medicine and has been welcomed by our patients.” Nathan Radcliffe, MD New York Eye Surgery Center “MydCombi is easy to handle, and the effectiveness is similar to eye drops with patients experiencing more comfort when instilled.” Dan Tran, MD Coastal Vision Medical Group - CA

Late-Stage Development Pipeline

	Product	Indication	Targeted Product Differentiation	United States Addressable Market	Next Milestone
PROPRIETARY	APP13007	Post surgical pain and inflammation	2x day dosing in a market dominated by 4x day dosing	$700M[1]	PDUFA March 2024
	MicroPine	Pediatric Progressive Myopia	Optejet: Ease of use, less systemic exposure, Optecare™ service	$1.8B[2]	Planned Ph3 Interim Analysis Q4 2024
	Apersure	Presbyopia	Optejet: Ease of use, convenience, low side effect incidence	$850M[3]	$4 million NDA fee on hold pending improvement in presbyopia market eyenovia

1. IQVIA Estimates of Ophthalmic Topical Steroid and Steroid Combinations Market 2023
2. Richard Edlow, O. (2020) The Myopia Management Market, Review of Myopia Management. Available at: https://reviewofmm.com/the-myopia-management-market/
3. Eyenovia Estimates

16

APP13007

(Clobetasol Propionate Nanosuspension 0.05%, BID)

An Important Advancement in Ocular Post-Surgical Pain and Inflammation Control

FDA PDUFA date March 2024

2024

Post-ocular surgery treatment

- Short and mid-term revenue opportunity ($700M market)[1]
- Synergistic commercialization with MydCombi's sales force



2027

Dry eye treatment

- Potential acute dry eye product in the Optejet ($236M market)[2]



eyenovia

1. IQVIA Estimates of Ophthalmic Topical Steroid and Steroid Combinations Market 2023
2. Eyenovia Estimates chronic dry eye is 90% and acute is 10% of total dry eye market of $2.36B (North America Dry Eye Syndrome Market – Industry Trends and Forecast to 2030) Data Bridge Market Research. Available at: https://www.databridgemarketresearch.com/reports/north-america-dry-eye-syndrome-market#:~:text=Data%20Bridge%20Market%20Research%20analyzes,indicates%20that%20the%20market%20value.

17

18 Technology Enables APP13007’s Compelling Profile The Post - surgical Pain and Inflammation Market Was Valued at $200m in 2022 - High uniformity and purity in particle size - Improved stability - Improved dispersion properties - Improved bioavailability Patented APNT nanolization provides many benefits in topical ophthalmic drug development* * https://www.formosapharma.com/technology/

19 * Korenfeld ASCRS Presentation 2023 | A Phase 3 Study of APP13007 (Clobetasol Propionate Ophthalmic Nanosuspension 0.05%) to Treat Inflammation and Pain after Cata rac t Surgery 0% 33% 59% 0% 12% 16% 0% 20% 40% 60% 80% POD1 POD8 POD15 INFLAMMATION % of subjects with ACC Grade=0 Sustained to Day 15 51% of subjects in the clinical study experienced significant pain, with over half requiring rescue from placebo vs 4% with APP13007. 0% 77% 82% 91% 0% 44% 43% 42% 0% 20% 40% 60% 80% 100% POD1 POD4 POD8 POD15 PAIN % of Subjects Pain Free Sustained to Day 15 APP13007 Placebo APP13007 Placebo Rapid and Sustained Ocular Pain Relief and Clearance of Inflammation

When it Comes to Post-Surgical Pain and Inflammation Management Efficacy and Twice-a-Day Dosing Matter Most

Preferred posology for post-cataract surgery: Antibiotic, NSAID and steroid once in the morning and evening[1]

Post-Surgical Steroid Posology	
Dexamethasone	4x daily
Difluprednate	4x daily
Flurometholone	4x daily
Loteprednol	2x-4x daily
Prednisolone	2x-4x daily
APP13007	**2x daily**

https://pi.bausch.com/globalassets/pdf/PackageInserts/Pharma/Rx-Generics/Dexamethasone-Sodium-Phosphate-A-9100202-9100302.pdf https://www.accessdata.fda.gov/drugsatfda_docs/label/2008/022212lbl.pdf
https://www.accessdata.fda.gov/drugsatfda_docs/label/2013/016851s063lbl.pdf
https://www.accessdata.fda.gov/drugsatfda_docs/label/2012/202872lbl.pdf
https://www.accessdata.fda.gov/drugsatfda_docs/label/2017/017011s047lbl.pdf eyenovia

1. J. Reckner and Associates survey conducted August 2023 with 100 Ophthalmologists performing at least 10 ocular surgeries per week. Respondents were asked to consider the description of the product mentioned with the following description: "There is a new corticosteroid that may be available next year. This new steroid would be dosed twice-daily post-ocular surgery by patients. In clinical trials, it has shown to be very effective in reducing inflammation and pain and well tolerated with a low (<2%) incidence of IOP spikes over a 14-day usage period." What part of this description is most important to you?

20

21 All Adverse Events ≥ 2.0% APP13007 (N=181) Placebo (N=197) Adverse Events n (%) # of Events n (%) # of Events Subjects with ≥ 1 Ocular Adverse Event 29 (16.0%) 33 34 (17.3%) 50 Anterior chamber inflammation 7 (3.9%) 7 3 (1.5%) 3 Corneal oedema 3 (1.7%) 3 10 (5.1%) 10 * Korenfeld ASCRS Presentation 2023 | A Phase 3 Study of APP13007 (Clobetasol Propionate Ophthalmic Nanosuspension 0.05%) to Treat Inflam ma tion and Pain after Cataract Surgery In the Clinical Trial CPN - 301, Over 99% of Patients in the Treatment Group Experienced No Incidents of Elevated IOP > 21mmHg*

Facing the
Myopia Epidemic

Experts around the world are tackling the challenge of myopia on multiple fronts. An overview of current behavioral, pharmacological, and optical approaches.


MYOPIA: A GLOBAL EPIDEMIC

An overview of the problem and efforts to address it.

BY NEESURG MEHTA, MD; AND ANGIE WEN, MD


FORBES > INNOVATION > HEALTHCARE

The Growing Global Epidemic Of Childhood Myopia: Is Atropine The Answer?

Progressive Myopia is a Global Epidemic That Can Lead to Vision Loss and Blindness if Not Controlled

- Begins in early childhood, with genetic link[1]
- Elongation of the eye with morbidity and vision problems[2]
- Urgent need for FDA-approved drug therapies to slow myopia progression

Progression of Myopic Maculopathy


Cornea
Lens
Sclera
Retina
Focal Point
Normal Eye
Myopic Eye
High Myopic Eye

Affects ~25M children in the US alone, with ~5M considered to have high myopia risk[3]

[1] Jones LA, Sinnott LT, Mutti DO, Mitchell GL, Moeschberger ML, Zadnik K. Parental history of myopia, sports and outdoor activities, and future myopia. Invest Ophthalmol Vis Sci. 2007 Aug;48(8):3524-32.
[2] Eye and Contact Lens. 2004; 30
[3] Theophanous C. Myopia Prevalence and Risk Factors in Children. Clinical Ophthalmology. December 2018. U.S. Census Bureau, Current Population Survey, Annual Social and Economic Supplement, 2019.

eyenovia 22

23 Treatment Options and Medical Need Drugs in Clinical Trials ● Atropine eyedrops have been observed to slow myopia progression in children 3 ● Multiple companies (Sydnexis, Vyluma, and Ocumension) are in clinical trials using atropine drops ranging in concentrations from 0.01% to 0.03%. These trials are expected to be completed from 2024 - 2027 ● Eyenovia’s MicroPine ophthalmic spray is in trial evaluating atropine sulfate solution concentrations at 0.1%, and 0.01%. MicroPine delivers ~8µL of drug horizontally and can track adherence. Eyenovia’s trial is expected to be completed in 2029 Adherence to therapies is a primary determinant of treatment success. Extensive review of the literature reveals that in developed countries adherence to therapies averages 50%. 3 Optejet Designed to Address Unmet Needs ● Increased Tolerability • Lower Drug Exposure ● Ease of Use • Optejet has been used for nearly 5,000 patient months in children ● Enhanced Compliance • Connected - care allows for monitoring of patient use and discussion with healthcare provider ● Enhanced Safety • Lower systemic exposure 1. Optometry and Vision Science94(6):638 - 646, June 2017 2. Int J Health Sci (Qassim). 2013 Nov;7(3):291 - 9. doi : 10.12816/0006057 3. Chia A, Chua WH, Cheung YB, et al. Atropine for the treatment of childhood Myopia: Safety and efficacy of 0.5%, 0.1%, and 0.0 1% doses (Atropine for the Treatment of Myopia 2). Ophthalmology 2012;119:347 - 354 4. Oman Med J. 2011 May;26(3):155 - 9. doi : 10.5001/omj.2011.38 Approved Devices ● Soft ( MiSight ) and Hard (Ortho - K) contact lenses are used to correct nearsightedness and slow the progression of myopia in children Over 75% of optometrists, however, feel that using contact lenses in patients under 10 years of age is not appropriate. Microbial keratitis being a serious concern for contact lens wearers . 1 ● Stellest Specialty Glasses are also used to correct vision and slow axial elongation A 2012 study showed that two thirds of children did not comply with wearing their vision correcting spectacles due to various reasons (Dislike, Lost/Broken, Feel Unnecessary, Teasing) 2

24 The Pediatric Progressive Myopia Market is Valued at $1.8B in the US and Similarly in China Currently under investigation, not FDA approved

25 Optecare Ρ Designed to Improve Treatment Adherence • Precision - dosed atropine spray developed specifically for children • Easy, daily use by children 1 • Lower drug volume exposure to enhance comfort and minimize systemic exposure • Can communicate with smart devices to track treatment adherence and provide family reminders • Compliance data shows promise compared with historical treatments 1 Data on file with Eyenovia. 2 Naito 2018: Naito T, Yoshikawa K, Namiguchi K, Mizoue S, Shiraishi A, et al. (2018) Comparison of success rates in eye drop instillation between sitting position and supine position. PLOS ONE 13 (9): e0204363. Patel 1995: Patel SC, Spaeth GL. Compliance in patients prescribed eyedrops for glaucoma. Ophthalmic Surg. 1995 May - Ju n;26(3):233 - 6. Winfield, 1990: Winfield AJ, Jessiman D, Williams A, Esakowitz L. A study of the causes of non - compliance by patients prescribed eyedrops. Br J Ophthalmol . 1990 Aug;74(8):477 - 80. 3. Matsui, 1997: Matsui DM. Drug compliance in pediatrics. Clinical and research issues. Pediatr Clin North Am. 1997 Feb;44(1):1 - 14. 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0 5 10 15 20 25 Six - Month Daily Treatment Compliance 28 Children Age 6 – 13 YO 1 Subject number Correctly Administered Doses / Total Potential Doses Average of compliance rates from published ophthalmic studies 2 Average of compliance rates from published pediatric studies 3

MicroPine Planned Development Timeline



4Q 2024
2025
2026
2027
2028
Output from Interim Analysis of ~300 Patients
If Positive But Not Yet Statistically Significant, Continue Study Until 420 Patients Reach Endpoint
File NDA
If Positive and Statistically Significant, Meet with FDA to Potentially Stop Enrollment and Submit Data
File NDA

eyenovia

26

Eyenovia: 2024 Key Events

Q1 | Q2 | Q3 | Q4

National MydCombi Launch

MydCombi™ Post-Marketing Study Results

APP13007 PDUFA Early March

National APP13007 Launch
(Pending Approval)

MydCombi™ Gen-2 Planned FDA Meeting

MicroPine Planned FDA Meeting

eyenovia

27

Additional Large-Market Opportunities

	Target Market	Targeted Product Differentiation	United States Addressable Market
POTENTIAL	Glaucoma	Optejet: Optecare™ service, Ease of use, Low side effect incidence	$2.7B[1]
	Acute Dry Eye	Optejet: New drug class, Ease of use, Fast onset	$236M[2]
	Chronic Dry Eye	Optejet: New MOA, Ease of use, Fast onset	$2.1B[2]
	Eye Hydration	Optejet Device Registration	

eyenovia

1. Estimates from IQVIA Sales Data | 2. Eyenovia Estimates chronic dry eye is 90% and acute is 10% of total dry eye market of $2.36B (North America Dry Eye Syndrome Market – Industry Trends and Forecast to 2030) Data Bridge Market Research.
Available at: https://www.databridgemarketresearch.com/reports/north-america-dry-eye-syndrome-market#:~:text=Data%20Bridge%20Market%20Research%20analyzes,indicates%20that%20the%20market%20value.

28

29 Financial Snapshot (September 2023) Nasdaq: EYEN Common Shares Outstanding 42.9M Equity Grants Outstanding Under Stock Plans 5.3M Warrants 13.2M Fully Diluted Shares 61.4M Cash $20.7M Debt $14.1M

30 Experienced Leadership Team Bren Kern Chief Operating Officer Michael Rowe Chief Executive Officer John Gandolfo Chief Financial Officer Norbert Lowe VP, Commercial Operations Greg Bennett VP, Clinical Program Strategy and Development Malini Batheja , PhD VP, Pharm R&D and CMC Regulatory Enrico Brambilla VP, Device R&D and Engineering Lauren Gidden VP, Quality and Regulatory Affairs Rob Richardson VP, Manufacturing